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                                                                    EXHIBIT 10.4

                               BOFI HOLDING, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN

      The following constitute the provisions of the 2004 Employee Stock Purchase Plan of BofI Holding, Inc.

      1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code and the applicable regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section 423 of the Code.

      2.    Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

            (b) "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

            (c)   "Board" means the Board of Directors of the Company.

            (d)   "Code" means the Internal Revenue Code of 1986, as amended.

            (e)   "Common Stock" means the common stock of the Company.

            (f)   "Company" means BofI Holding, Inc., a Delaware corporation.

            (g) "Compensation" means an Employee's base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

            (h) "Corporate Transaction" means any of the following transactions:

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                  (1)   a merger or consolidation in which the Company is not
the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                  (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                  (3)   the complete liquidation or dissolution of the Company;

                  (4) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but
(A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                  (5) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

            (i) "Designated Parents or Subsidiaries" means the Parents or Subsidiaries that have been designated by the Administrator from time to time as eligible to participate in the Plan.

            (j) "Effective Date" means the date determined by the Board. However, should any Parent or Subsidiary become a Designated Parent or Subsidiary after such date, then the Administrator, in its discretion, shall designate a separate Effective Date with respect to the employee-participants of such Designated Parent or Subsidiary.

            (k) "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day three (3) months and one (1) day after the commencement of such leave, for purposes of determining eligibility to participate in the Plan.

            (l)   "Enrollment Date" means the first day of each Offer Period.

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            (m)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n)   "Exercise Date" means the last day of each Purchase Period.

            (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (1) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (2) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (3) In the absence of an established market for the Common Stock of the type described in (1) and (2), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

            (p)   "Offer Period" means an Offer Period established pursuant to
Section 4 hereof.

            (q) "Parent" means a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (r) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who has completed a subscription agreement as set forth in
Section 5(a) and is thereby enrolled in the Plan.

            (s)   "Plan" means this Employee Stock Purchase Plan.

            (t) "Purchase Period" means a period of approximately six months, commencing on May 15 and November 15 of each year and terminating on the next following November 14 or May 14, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on May 14, 2005.

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            (u)   "Purchase Price" shall mean an amount, as determined by the
Board prior to the Enrollment Date of a particular Offer Period, equal to no less than 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

            (v) "Reserves" means, as of any date, the sum of (1) the number of shares of Common Stock covered by each then outstanding option under the Plan which has not yet been exercised and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding option.

            (w) "Subsidiary" means a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.    Eligibility.

            (a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date. No individual who is not an Employee shall be eligible to participate in the Plan.

            (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

            (c) Other Limits on Eligibility. Notwithstanding SubSection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than 5 days; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

      4.    Offer Periods.

            (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or
(ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping

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Offer Periods of twenty-four (24) months' duration commencing each May 15 and
November 15 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on May 14, 2006).

            (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

            (c) If on the first day of any Purchase Period in an Offer Period in which an Employee is a Participant, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

            (d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

      5.    Participation.

            (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) and filing it with the designated payroll office of the Company at least five (5) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

            (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

      6.    Payroll Deductions.

            (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.

            (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

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            (c)   A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing five (5) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

      7. Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) a number of shares of the Common Stock as determined by the Administrator, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof. The Administrator shall also determine the maximum number of shares of Common Stock that a Participant may purchase on each Exercise Date within the particular Offer Period. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period with respect to which such option was granted. Notwithstanding the foregoing, shares subject to the option may only be purchased with accumulated payroll deductions credited to a Participant's account in accordance with Section 6 of the Plan. In addition, to the extent an option is not exercised on each Exercise Date, the option shall lapse and thereafter cease to be exercisable.

      8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the

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next Offer Period or Purchase Period. During a Participant's lifetime, a
Participant's option to purchase shares hereunder is exercisable only by the Participant.

      9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

      10.   Withdrawal; Termination of Employment.

            (a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time). If the Participant elects withdrawal alternative
(i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts shall be returned to the Participant. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

            (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated without exercise of any portion of such option. Upon termination of a Participant's employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subSection
(a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

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      11.   Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

      12.   Stock.

            (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be Five Hundred Thousand (500,000) shares. With respect to any amendment to increase the total number of shares of Common Stock under the Plan, the Administrator shall have discretion to disallow the purchase of any increased shares of Common Stock for Offer Periods in existence prior to such increase. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. Any amount remaining in a Participant's payroll account following such pro rata allocation shall be returned to the Participant and shall not be carried over to any future Purchase Period or Offer Period, as determined by the Administrator.

            (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

            (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated in the Participant's subscription agreement.

      13. Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

      14.   Designation of Beneficiary.

            (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a

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Participant and in the absence of a beneficiary validly designated under the
Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

      15. Transferability. No payroll deductions credited to a Participant's account, options granted hereunder, or any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

      16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company's general creditors. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants shall have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

      17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      18.   Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately

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adjusted for (i) any increase or decrease in the number of issued shares of
Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

            (b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that either:

                  (1) the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

                  (2) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the difference in the Fair Market Value of the shares subject to the option and the Purchase Price due had the Participant's option been exercised automatically under SubSection (b)(i) above.

      For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

      19.   Amendment or Termination.

            (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the

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Administrator on any Exercise Date or by the Administrator establishing a new
Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

            (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

      20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

      21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

      22. Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 19.

      23. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

      24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

      25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

      26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

      27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      28. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Plan shall be submitted by the Participant or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

      29. Venue and Waiver of Jury Trial. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A

JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 29 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

                                    EXHIBIT A

                            BofI Holding, Inc. 2004 Employee Stock Purchase Plan

                                                          SUBSCRIPTION AGREEMENT

                                   Effective with the Offer Period beginning on:

     [  ] ESPP Effective Date    [  ] May 15, 2005   or   [  ] November 15, 2005

1. PERSONAL INFORMATION [MODIFY DATA REQUESTED AS APPROPRIATE]

   Legal Name (Please Print) _________________________   __________  ___________
                              (Last)  (First)  (MI)      Location    Department

   Street Address_____________________________________   _______________________
                                                         Daytime Telephone

   City, State/Country, Zip____________________________  _______________________
                                                         E-Mail Address

   Social                                       Employee
    Security No. __ __ __ - __ __ - __ __ __ __  I.D. No. ______________________
                                                          Manager   Mgr.Location

2. ELIGIBILITY. Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the BofI Holding, Inc. 2004 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3. DEFINITIONS. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4. SUBSCRIPTION. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5. PAYROLL DEDUCTION AUTHORIZATION. I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 15% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder):

Percentage to be Deducted (circle one)  1%    2%      3%      4%      5%      6%      7%
                                 8%     9%   10%     11%     12%     13%     14%     15%

6. ESPP ACCOUNTS AND PURCHASE PRICE. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7. WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the

    ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after five (5) business days from the Company's receipt of the Change of Status Notice.

8. PERPETUAL SUBSCRIPTION. I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9. TAXES. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10. ADMINISTRATION AND INTERPRETATION. Any question or dispute regarding the administration or interpretation of the Plan shall be submitted to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11. DESIGNATION OF BENEFICIARY. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

                  [  ]  I am single  [  ]  I am married

   Beneficiary
    (please print) _______________________  Relationship to Beneficiary (if any)
                   (Last)   (First)   (MI)

   Street Address ________________________________ ____________________________

   City, State/Country, Zip ______________________

12. TERMINATION OF ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

    Date: _________________     Employee Signature:_____________________________

                        ________________________________________________________
                        Spouse's signature (if beneficiary is other than spouse)

                                    EXHIBIT B

                            BofI Holding, Inc. 2004 Employee Stock Purchase Plan

                                                         CHANGE OF STATUS NOTICE

__________________________________________
Participant Name (Please Print)

__________________________________________
Social Security Number

================================================================================

      WITHDRAWAL FROM ESPP

      I hereby withdraw from the BofI Holding, Inc. 2004 Employee Stock Purchase Plan (the "ESPP") and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

[ ]   WITHDRAWAL AND PURCHASE OF COMMON STOCK

      Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Exercise Date. Any remaining balance will be refunded.

[ ]   WITHDRAWAL WITHOUT PURCHASE OF COMMON STOCK

      Entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

================================================================================

[ ]   CHANGE IN PAYROLL DEDUCTION

      I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

Percentage to be Deducted (circle one)        1%      2%      3%      4%      5%      6%     7%
                              8%       9%    10%     11%     12%     13%     14%     15%

      An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than five (5) business days following the Company's receipt of this notice, unless this change is processed more quickly.

================================================================================

================================================================================

[  ]  CHANGE OF BENEFICIARY           [  ] I am single         [  ]I am married

      This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary
 (please print) __________________________  Relationship to Beneficiary (if any)
                 (Last)    (First)    (MI)

Street Address __________________________________________  _____________________

City, State/Country, Zip ________________________________

================================================================================

Date: _____________________     Employee Signature:_____________________________

                    ____________________________________________________________
                    Spouse's signature (if new beneficiary is other than spouse)

                                       B-2